UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

Willis Group Holdings Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	000-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 15, 2013, Trinity Acquisition plc, a company organized under the laws of England and Wales (the “Issuer”), completed an offering of $250.0 million aggregate principal amount of the Issuer’s 4.625% Senior Notes due 2023 (the “2023 Notes”) and $275.0 million aggregate principal amount of the Issuer’s 6.125% Senior Notes due 2043 (the “2043 Notes” and together with the 2023 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed on a joint and several basis by Willis Group Holdings Public Limited Company, a company organized and existing under the laws of Ireland and parent company of the Issuer (without any of its consolidated subsidiaries, the “Parent,” and together with its consolidated subsidiaries, the “Company” ), Willis Netherlands Holdings B.V., a private limited liability company incorporated under the laws of Netherlands, Willis North America Inc., a Delaware corporation, and Willis Investment Holdings UK Limited, TA I Limited and Willis Group Limited, each a company organized under the laws of England and Wales (collectively, the “Guarantors”). The Notes were sold in a public offering pursuant to a registration statement on Form S-3 (File No. 333 - 184515), as amended, and a related prospectus and prospectus supplement filed with the Securities and Exchange Commission. The Notes were issued pursuant to a base indenture (the “Indenture”) dated as of August 15, 2013 among the Issuer, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended by a first supplemental indenture dated as of August 15, 2013 among the Issuer, the Guarantors and the Trustee (the “First Supplemental Indenture”).

The 2023 Notes and the 2043 Notes will mature on August 15, 2023 and August 15, 2043, respectively. Interest accrues on the Notes from August 15, 2013 and will be paid in cash on February 15 and August 15 of each year, commencing February 15, 2014. The Notes are senior unsecured obligations of the Issuer and rank equally with all of the Issuer’s existing and future unsubordinated and unsecured senior debt and rank equally with the Issuer’s guarantee of all of the existing senior debt of Parent and the other Guarantors, including Willis North America Inc.’s 5.625% senior notes due 2015, 6.200% senior notes due 2017 and 7.000% senior notes due 2019, Parent’s 4.125% senior notes due 2016 and 5.750% senior notes due 2021 and any debt under Parent’s senior credit facilities. The Notes will be senior in right of payment to all of the Issuer’s future subordinated debt and will be effectively subordinated to all of the Issuer’s future secured debt to the extent of the value of the assets securing such debt.

The Issuer may redeem each series of Notes prior to maturity in whole at any time or in part from time to time, at the Issuer’s option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed; and (ii) the sum of the present values of the remaining scheduled payments to maturity of principal and interest on the notes being redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable treasury rate plus 35 basis points with respect to such a redemption of the 2023 Notes and 40 basis points with respect to such a redemption of the 2043 Notes.

On July 25, 2013 Willis North America Inc., one of Parent’s wholly-owned subsidiaries, commenced an offer to purchase (the “Tender Offer”) for cash any and all of its 5.625% senior notes due July 15, 2015, and a portion of its 6.200% senior notes due March 28, 2017 and its 7.000% senior notes due September 29, 2019 for an aggregate purchase price of up to $500.0 million (plus payment of the tender premium and accrued interest), subject to certain conditions, including the Company having completed a public offering of senior debt securities in an amount sufficient, together with available cash, to fund the purchase of the notes in the Tender Offer validly tendered and accepted for purchase, to pay accrued interest on the notes purchased in the Tender Offer and to pay all fees and expenses of the Tender Offer (the “Financing Condition”). The completion of the offering of the Notes satisfies the Financing Condition. On August 8, 2013, Willis North America Inc. announced that $520.9 million aggregate principal amount of notes had been validly tendered in the Tender Offer as of the early tender date and that it had increased its maximum aggregate principal amount of debt securities subject to the Tender Offer to $525.0 million. The Tender Offer is scheduled to expire at 11:59 p.m., New York City time, on August 21, 2013.

The Issuer received net proceeds in the offering of the Notes, after underwriting discounts and before expenses, of approximately $518.5 million, which the Company intends to use, together with cash on hand, to purchase the outstanding notes of Willis North America Inc. that are validly tendered and accepted for payment in the Tender Offer. The foregoing description of the Indenture and the First Supplemental Indenture is qualified in its entirety by reference to the Indenture and the First Supplemental Indenture, which have been filed as Exhibits 4.1 and 4.2 hereto, respectively.

Item 8.01 Other Events.

In connection with the offering of the Notes, Parent is filing as Exhibits 5.1 through 5.4 hereto opinions of counsel addressing the validity of the Notes and the Guarantees and certain related matters. Such opinions are incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of August 15, 2013, among Trinity Acquisition plc, as issuer, Willis Group Holdings Public Limited Company, Willis Netherlands Holdings B.V., Willis North America Inc., Willis Investment Holdings UK Limited, TA I Limited and Willis Group Limited, as guarantors, and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of August 15, 2013, among Trinity Acquisition plc, as issuer, Willis Group Holdings Public Limited Company, Willis Netherlands Holdings B.V., Willis North America Inc., Willis Investment Holdings UK Limited, TA I Limited and Willis Group Limited, as guarantors, and Wells Fargo Bank, National Association, as trustee, as trustee.

5.1	Opinion of Weil, Gotshal & Manges LLP (US).

5.2	Opinion of Matheson.

5.3	Opinion of Baker & McKenzie Amsterdam N.V.

5.4	Opinion of Weil, Gotshal & Manges (UK).

23.1	Consent of Weil, Gotshal & Manges LLP (US). (included as part of Exhibit 5.1).

23.2	Consent of Matheson. (included as part of Exhibit 5.2).

23.3	Consent of Baker & McKenzie Amsterdam N.V. (included as part of Exhibit 5.3).

23.4	Consent of Weil, Gotshal & Manges (UK). (included as part of Exhibit 5.4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2013	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Adam L. Rosman
Adam L. Rosman
Group General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Indenture, dated as of August 15, 2013, among Trinity Acquisition plc, as issuer, Willis Group Holdings Public Limited Company, Willis Netherlands Holdings B.V., Willis North America Inc., Willis Investment Holdings UK Limited, TA I Limited and Willis Group Limited, as guarantors, and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of August 15, 2013, among Trinity Acquisition plc, as issuer, Willis Group Holdings Public Limited Company, Willis Netherlands Holdings B.V., Willis North America Inc., Willis Investment Holdings UK Limited, TA I Limited and Willis Group Limited, as guarantors, and Wells Fargo Bank, National Association, as trustee, as trustee.

5.1	Opinion of Weil, Gotshal & Manges LLP.

5.2	Opinion of Matheson.

5.3	Opinion of Baker & McKenzie Amsterdam N.V.

5.4	Opinion of Weil, Gotshal & Manges (UK).

23.1	Consent of Weil, Gotshal & Manges LLP (US). (included as part of Exhibit 5.1).

23.2	Consent of Matheson. (included as part of Exhibit 5.2).

23.3	Consent of Baker & McKenzie Amsterdam N.V. (included as part of Exhibit 5.3).

23.4	Consent of Weil, Gotshal & Manges (UK). (included as part of Exhibit 5.4).

5